                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 19, 1998
                                                          --------------------

                       PIONEER-STANDARD ELECTRONICS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                        0-5734                        34-0907152
-----------------               -----------                 -------------------
(State or other                 (Commission                  (I.R.S. Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)


            4800 EAST 131ST STREET, CLEVELAND, OHIO      44108
--------------------------------------------------------------------------------
            (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:    (440) 587-3600
                                                     -------------------------

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                    Dickens Data Systems, Inc. Unaudited Condensed Consolidated Financial Statements for the Three Months Ended March 31, 1998 and March 31, 1997

                        Unaudited Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 1998 and March 31, 1997

                        Unaudited Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 1998 and March 31, 1997

                        Notes to Condensed Consolidated Financial Statements

        (b)     UNAUDITED PRO FORMA FINANCIAL INFORMATION

                    Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended March 31, 1998, including notes thereto

                           DICKENS DATA SYSTEMS, INC.
                                AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)



                                                                                THREE MONTHS ENDED
                                                                      -----------------------------------
                                                                        3/31/98                   3/31/97

Net Sales                                                             $   91,402                $  69,369

Cost of Goods Sold                                                        77,576                   59,435
                                                                      ----------                ---------

Gross Margin                                                              13,826                    9,934

Selling, General, and Administrative Expenses                              9,906                    7,984
                                                                      ----------                ---------

Operating Income                                                           3,920                    1,950

Interest Expense, Net                                                        205                      266

Other Income                                                                  (1)                       4
                                                                      ----------           --------------

Net Income                                                            $    3,714               $    1,688
                                                                      ==========               ==========





The accompanying notes are an integral part of these unaudited condensed consolidated statements.

                           DICKENS DATA SYSTEMS, INC.
                                AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                             THREE MONTHS ENDED
                                                                 ---------------------------------------
                                                                    3/31/98                      3/31/97
                                                                    -------                      -------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                   $      3,714                  $    1,688

   Adjustments to reconcile net income to net cash
       (used in) provided by operations:
       Depreciation and amortization                                     442                         346
       Changes in operating assets and liabilities:
           Accounts receivable, net                                    6,632                      (3,870)
           Inventories                                                 4,031                      (4,480)
           Prepaid expenses and other assets                          (1,120)                       (365)
           Accounts payable, accrued and other
           liabilities                                               (25,403)                      8,174
                                                                 -----------                  ----------
                Total adjustments                                    (15,418)                       (195)
                                                                 -----------                 -----------
                Net cash (used in) provided by
                operating activities                                 (11,704)                      1,493

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                               (1,028)                       (500)
                                                                  ----------                 -----------
       Net cash used in investing activities                          (1,028)                       (500)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of long-term debt                                           ---                          (7)
   Long-term debt proceeds                                               420                         ---
   Net borrowings from revolving lines of credit                      15,642                      (3,719)
   Distribution to shareholders                                       (4,300)                       (241)
                                                                  ----------                  ----------
       Net cash used in financing activities                          11,762                      (3,967)

NET DECREASE IN CASH AND CASH EQUIVALENTS                               (970)                     (2,974)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         1,114                       3,077
                                                                   ---------                  ----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                          $      144                  $      103
                                                                  ==========                  ==========



The accompanying notes are an integral part of these unaudited condensed consolidated statements.

                 DICKENS DATA SYSTEMS, INC. AND SUBSIDIARIES

        Notes to Unaudited Condensed Consolidated Financial Statements

1.        BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated statements of operations and cash flows of Dickens Data Systems, Inc. and subsidiaries ("Dickens Data") have been prepared in accordance with generally accepted accounting principles for interim financial information. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the quarter ended March 31, 1998 are not necessarily indicative of the results that may be expected for the full fiscal year.

For further information refer to Dickens Data's consolidated financial statements and footnotes thereto for the year ended December 31, 1997 appearing in Pioneer-Standard Electronics, Inc. ("Pioneer") Form 8-K filed with the Securities and Exchange Commission on February 27, 1998.

On March 31, 1998, 100 percent of the outstanding stock of Dickens Data was acquired by Pioneer for $121.0 million in cash. The acquisition was accounted for using the purchase method of accounting. Accordingly the assets and liabilities of Dickens Data were included in Pioneer's consolidated balance sheet at their estimated fair value as of March 31, 1998.

2.        NATURE OF BUSINESS

The accompanying consolidated financial statements include the accounts of Dickens Data and its subsidiaries. All significant intercompany transactions and accounts have been eliminated in consolidation.

Dickens Data is a value-added system integrator and services provider that markets, distributes, and integrates information technology products and services directly and indirectly (through authorized resellers) to business institutions and governments primarily within the United States and Canada. The technology products and services marketed and sold by Dickens Data include midrange computer hardware and software, workstations, networking equipment, storage devices, systems solutions, and various technological services, including operating system support, installation, integration, and education. The majority of the technology products marketed by Dickens Data are manufactured by International Business Machines Corporation, and essentially all of Dickens Data's revenues are associated with the distribution of these products.

3.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition
-------------------

Distribution of products is recorded as revenue upon shipment. Revenues from custom programming, training, and other services are recognized as provided.

Market Development Funds
------------------------

Primary vendors provide Dickens Data with market development funds ("MDF") in the amount that is generally based on purchases of the vendors' products and services. These funds typically range from 1% to 3% of such purchases and are required to be used to market and promote the vendors' products and services. Dickens Data accrues these funds based on its purchases and offsets them against direct costs of selling, general, and administrative expenses.

Income Taxes
------------

Dickens Data's shareholders had elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, no provision for federal income taxes was recorded in Dickens Data's financial statements, and the shareholders are personally liable for individual income taxes on their respective portions of Dickens Data's taxable income.

                       PIONEER-STANDARD ELECTRONICS, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS




         The accompanying unaudited pro forma condensed combined statement of operations of Pioneer-Standard Electronics, Inc. ("Pioneer") for the year ended March 31, 1998 gives effect to the purchase by Pioneer of all of the stock of Dickens Data System, Inc. ("Dickens Data"), the spin-off of certain operations to the former shareholders of Dickens Data, and the acquisition of a 51% interest in a portion of the operations spun-off. The statement of operations was prepared as if all the transactions had occurred on April 1, 1997.

         This information is not necessarily indicative of future combined operations and it should be read in conjunction with the separate historical statements and related notes of the respective entities incorporated by reference in Pioneer-Standard Electronics, Inc. Form 10-K for the year ended March 31, 1998 and appearing in the Form 8-K dated February 27, 1998 filed with the Securities and Exchange Commission.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1998
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                              PIONEER        DICKENS DATA                                         PRO FORMA
                                              MARCH 31,        MARCH 31,                        PRO FORMA             AS
                                              1998 (1)         1998 (1)        SPIN-OFF(7)     ADJUSTMENTS         ADJUSTED
                                              --------         --------        --------        -----------         --------
Net sales                                  $ 1,685,265       $  369,692       $  (2,552)                        $ 2,052,405

Cost and expenses:
      Cost of goods sold                     1,386,666          318,278            (725)                          1,704,219

      Warehouse, selling and admin-                                                           $    2,919  (2)
      istrative expenses                                                                          (1,187) (5)
                                               225,649           36,240          (1,505)            (448) (6)       261,668
                                          ------------       ----------      ----------     ------------        -----------

Operating profit                                72,950           15,174            (322)          (1,284)            86,518

Interest expense                                20,717            1,130            (117)           8,849  (3)        30,579
                                          ------------      -----------        ---------     ------------       -----------

Income before taxes                             52,233           14,044            (205)         (10,133)            55,939

Provision for income taxes                      21,624                                             1,538  (4)        23,162

Distributions on mandatorily redeemable
convertible trust preferred
securities - net of tax                            112                                                                  112
                                          ------------      -----------        ---------     ------------       -----------
Net Income                                  $   30,497       $   14,044       $    (205)    $    (11,671)        $   32,665
                                            ==========       ==========       =========     ============         ==========


Earnings per share:
      Basic                                       1.16                                                                 1.25
      Diluted                                     1.14                                                                 1.22

Weighted average common shares outstanding:
      Basic                                     26,205                                                               26,205
      Diluted                                   26,949                                                               26,949

[FN]
---------------------

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(1) The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 1998, gives effect to the acquisition of Dickens Data as if it occurred at the beginning of the period by combining the twelve-month period ended March 31, 1998 of Pioneer with the unaudited twelve-month period ended March 31, 1998 of Dickens Data.
(2) Represents amortization of goodwill resulting from the application of purchase accounting over a 40-year period using the straight-line method. The amortization of goodwill is tax deductible.
(3) Reflects additional interest expense which would have been incurred by Pioneer assuming the acquisition of Dickens Data had occurred at the beginning of the period.
(4) Dickens Data was taxed under Subchapter S of the Internal Revenue Code of 1986, as amended, and did not pay taxes on behalf of itself. The income tax recorded reflects the amounts that would have been incurred had the acquisition occurred at the beginning of the period.
(5) Reflects net compensation of certain former shareholders of Dickens Data who did not continue as employees and will not be replaced.
(6) To record the 49% minority interest in the loss of the newly-formed partnership which operates the professional source business of Dickens Data.
(7) To record the spin-off of the software business and OEM business to Dickens Data's current shareholders.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PIONEER-STANDARD ELECTRONICS, INC.

Date: June 19, 1998                          By /s/ John V. Goodger
                                               -------------------------------
                                                 John V. Goodger
                                                 Vice President and Treasurer